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                                                           Exhibit 10(a)

                            SECOND AMENDMENT
                          TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT dated as of June 30, 1995 to the Credit Agreement dated as of September 24, 1992 ("Agreement") between Parker Drilling Company, a Delaware corporation (the "Borrower") and
Internationale Nederlanden (U.S.) Capital Corporation ("INCC").



                              WITNESSETH:
                              ----------

     WHEREAS, the Borrower and INCC are parties to the Agreement referred to above; and

     WHEREAS, the Borrower has requested INCC and INCC has agreed to extend the Standby L/C Commitment Period to May 31, 1996;

     WHEREAS, the parties hereto have agreed to such amendment subject to the terms contained herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and INCC agree as follows:

     1.     Amendment of Termination Date.  The definition of
            -----------------------------
Termination Date is hereby amended, as follows:

            "'Termination Date' shall mean May 31, 1996, or if such day is not a Business Day, the Business Day next preceding such day;"

     2.     Effectiveness.  This Amendment shall become effective as of
            -------------
the date first written above after being executed by the Borrower and INCC and after Borrower has delivered to INCC Resolutions of the Board of Directors of Borrower approving the execution, delivery and performance of this Amendment.

     3.     Expenses.  The Borrower agrees to pay on demand all
            --------
reasonable costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including reasonable fees and expenses of counsel for INCC.

     4.     Definitions.  Terms defined in the Agreement shall have
            -----------
their defined meanings when used herein.

     5.     Effect of Amendment.  Except as amended and modified by this
            -------------------
Amendment, the Agreement and all other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with their terms.

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     6.     Governing Law.  This Amendment shall be governed by, and
            -------------
construed and interpreted in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                      PARKER DRILLING COMPANY


                                      By:/s/ I. E. Hendrix, Jr.
                                         ------------------------------
                                      Name:   I. E. Hendrix, Jr.
                                      Title:    Vice President-Treasurer



                                      INTERNATIONAL NEDERLANDEN
                                      (U.S.) CAPITAL CORPORATION


                                      By:/s/ John Catchpole
                                         ------------------------------
                                         Name:   John Catchpole
                                         Title:    Managing Director